Exhibit 99.2
TSYS Global Provider of Diversified Payment Solutions Friday, October 26, 2007

Forward Looking Statements This presentation contains forward-looking statements about the future operating results of TSYS. These statements are based on management's current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances. Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors. More information about these risks, uncertainties and factors may be found in TSYS' 2006 Annual Report Form on 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The forward-looking statements in this presentation speak only as of the date hereof and TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

Transaction Rationale Creates an independent TSYS Removes limitations of current ownership structure Enables TSYS to proactively pursue key growth initiatives Improves TSYS financial and strategic flexibility Broadens current float and ownership structure Unlocks value opportunities for TSYS shareholders

> Touches almost 1 in every 2 credit card accounts1 TSYS Today Recognized as the leading innovator in the payments space Serves more than 300 clients in 75 countries Processes more than 13 billion transactions per year Acquiring business provides services to more than one million merchants More than 6,700 team members in thirteen countries Public company since 1983 Headquarters: Columbus, GA 1U.S. Visa and MasterCard consumer credit market

Key Investment Highlights Global Solutions Provider for the Payments Spectrum Leading Market Positions in Growing Markets Unparalleled Global Reach Marquee "Blue-Chip" Clients Strong Operating Track Record Significant Growth Opportunities Experienced Management Team

Global Solutions Provider for the Payments Spectrum MANAGED SERVICES Call center and back-office support for credit, debit, merchant, prepaid, debt recovery and loyalty programs ISSUING Consumer-finance, commercial credit, retail credit and debit PREPAID Closed- and open-loop gift, corporate incentive, travel and un-banked sectors LOYALTY Transaction processing, program strategy and consulting, fulfillment and analytics ACQUIRING Merchant processing, terminal sales and support HEALTHCARE End-to-end payment solutions to access multiple financial and benefit accounts Global Diversified Processing Solutions

Significant Growth Opportunities Our Growth Strategy: Grow our existing business Enhance our existing client relationships Execute operating efficiencies Enter high-growth international markets Expand our presence in the payments value chain

Financial Highlights Recurring revenue model Robust internal core revenue growth Long-term contracts Significant operating leverage Strong free cash flow

2002 2003 2004 2005 2006 9 Months Ended 30-Sept. 2006 9 Months Ended 30-Sept. 2007 126 141 151 195 249 162 192 Strong Operating Track Record 2002 2003 2004 2005 2006 9 Months Ended 30-Sept. 2006 9 Months Ended 30-Sept. 2007 723.963 828.301 956.619 1289.79 1434 1014.7 1066.7 Revenues Before Reimbursable Items Net Income ($ in millions except per share data) Diluted Earnings Per Share CAGR = 18.6% CAGR = 18.6% 2002 2003 2004 2005 2006 9 Months Ended 30-Sept. 2006 9 Months Ended 30-Sept. 2007 0.64 0.71 0.76 0.99 1.26 0.82 0.97 CAGR = 18.5% 18.3% 18.4% 5.1%

Pro Forma Capitalization ($ in millions) Cash and Cash Equivalents $592.8 $175.6 Long Term Debt 67.7 267.7 Shareholder's Equity 1,389.8 767.1 Total Capitalization $1,457.5 $1,034.8 Debt / Total Capitalization 4.6% 25.9% LTM EBITDA $569.9 $569.9 Debt / LTM EBITDA 0.1x 0.5x Actual As Adjusted As of Sept. 30, 2007 1 1 Does not include $5.3mm of capitalized leases. For the reconciliation of EBITDA, a non-GAAP measure, see appendix A.

Cash Flow Generation and Usage $500mm revolving credit facility to be finalized prior to spin-off $600mm dividend ($3.04 per share) Dividend funded from available cash and revolver $400mm cash $200mm revolver $250mm plus unrestricted cash available post spin-off Current share repurchase authorization expanded to 10mm subject to completing spin-off Expect to maintain current dividend policy 1 Defined as Operating Income less taxes, depreciation and amortization, changes in working capital, and capital expenditures. Capital expenditures adjusted to include acquisition of ESC in 2003, TSYS Prepaid in 2004, Vital in 2005, and Card Tech in 2006. Capital expenditures also includes adjustments for the construction of Georgia and U.K. facilities in 2003 and 2004, respectively. For the reconciliation of free cash flow, a non-GAAP measure, see appendix B. Free Cash Flow1 ($ in millions) $255 $104 $157 $145 $47 2002 2003 2004 2005 2006

Thank You!

Appendix A

Appendix B ($ in millions) Operating Income $157.7 $190.6 $202.2 $287.1 $357.1 Less: Income Taxes (57.9) (70.9) (77.2) (101.6) (99.2) Depreciation and Amortization 74.0 98.4 108.6 150.1 183.3 Other Changes in Working Capital (2.1) 36.1 58.9 (53.2)1 (62.1)2 Capital Expenditures: Property and Equipment (14.6) (125.2) (53.9) (40.9) (26.5) Licensed Computer Software (37.0) (47.3) (57.3) (12.9) (11.9) Software Development Costs (29.5) (17.7) (5.2) (22.6) (14.0) Contract Acquisition Costs (44.0) (18.1) (29.2) (19.5) (42.5) Adjustments3 0.0 99.1 10.3 (83.1) (29.7) Subtotal: (125.1) (109.3) (135.3) (178.9) (124.4) Unlevered Free Cash Flow $46.6 $144.9 $157.2 $103.5 $254.7 2002 2003 2004 2005 2006 For the Twelve Months Ended December 31, 1 Includes impact of acquisition of Vital. 2 Includes impact of deconversion of Bank of America, and TSYS Card Tech and CUP Data acquisitions. 3 Includes acquisition of ESC in 2003, TSYS Prepaid in 2004, Vital in 2005, and Card Tech in 2006. Also includes adjustments for the construction of Georgia and U.K. facilities in 2003 and 2004, respectively. FREE CASH FLOW